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                    MFS Mississippi Municipal Bond Fund

                 Supplement to the Prospectus dated June 1, 1995

The section of the Prospectus entitled "Synopsis" with respect to the MFS Mississippi Municipal Bond Fund is hereby revised as follows:

1.  SYNOPSIS

Expense Summary
Shareholder Transaction Expenses:                         Class A      Class B
Maximum Initial Sales Charge Imposed on
 Purchases of Fund Shares (as a percentage
 of offering price)..................................      4.75%        0.00%

Maximum Contingent Deferred Sales
 Charge (as a percentage of original
 purchase price or redemption proceeds,
 as applicable)......................................   See Below(1)    4.00%

The Following Annual Operating Expenses for Each Class of Shares of the Mississippi Fund are Shown After Applicable Fee Reductions and Reimbursements, as Described in the Footnotes

Annual Operating Expenses of the Fund (as a percentage of average net assets):

                                                     Class A          Class B

Management Fees..............................        0.50%(2)         0.50%(2)
Rule 12b-1 Fees..............................        0.00%(3)         0.80%(4)
Other Expenses...............................        0.10%(5)         0.17%(5)

Total Operating Expenses.....................        0.60%(6)         1.47%(6)
 .........

(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).

(2) The Adviser has voluntarily reduced the management fee to 0.50% of the Mississippi Fund's average daily net assets; this fee will revert to 0.55% commencing on April 1, 1996. Absent this reduction, "Management Fees" would have been 0.55% (see "Management of the Trust" below).

(3) The Mississippi Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the net assets of the Fund attributable to Class A shares (see "Distribution Plans" below). Currently, the fees payable under the Class A Distribution Plan are not being imposed. Such fees will become payable on such date or dates as the Trustees of the Trust may determine. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Mississippi Fund has adopted a distribution plan for its Class B shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares (see "Distribution Plans" below). Except in the case of the 0.25% per annum first year service fee, service fees under the Class B Distribution Plan will become payable on such date as the Trustees of the Trust may determine. Distribution expenses paid under the Plan, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(5) The Adviser has agreed to pay "Other Expenses" of the Mississippi Fund for a period of time, subject to reimbursement by the Fund. To accomplish such reimbursement, the Adviser is entitled to receive an additional fee from the Fund equal to 0.40% per annum of the average daily net assets of each of the Class A shares and Class B shares of the Fund. The Adviser has voluntarily reduced this expense reimbursement fee to 0.10% and 0.17% per annum of the average daily net assets of the Class A shares and the Class B shares, respectively, of the Fund. Such fee for the Class A shares will be increased to 0.20% per annum on April 1, 1996, to 0.30% per annum on July 1, 1996 and to 0.33% per annum on October 1, 1996 and such fee for the Class B shares will be increased to 0.27% per annum on April 1, 1996, to 0.37% per annum on July 1, 1996 and to 0.40% per annum on October 1, 1996 (see "Expenses" below). Absent this expense arrangement, "Other Expenses" would have been 0.36% and 0.43% per annum for Class A shares and Class B shares, respectively.

(6) Absent a reduction in the Mississippi Fund's management fees and expense reimbursement arrangement, "Total Operating Expenses" would have been 0.91% and 1.78% per annum for Class A shares and Class B shares, respectively.

                               Example Of Expenses

An investor would pay the following dollar amount of expenses on a hypothetical $1,000 investment in the Mississippi Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

Period                            Class A          Class B
                                                         (1)
1 year.....................        $53          $ 55    $ 15
3 years....................         66            76      46
5 years....................         79           100      80
10 years...................        119           152(2)  152(2)

--------------------------
(1)      Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The "Example" set forth above reflects the imposition of the maximum sales charge and should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than shown.

                                         * * *

Page 63 of the Prospectus is hereby revised to delete the two sentences in the section entitled "Expenses" stating that the Adviser is entitled to receive an expense reimbursement fee from certain Funds equal to 0.40% per annum of the average daily net assets of such Fund and that MFS has voluntarily reduced such fee to 0.00% per annum for an indefinite period. These sentences are replaced in their entirety as follows:

"To accomplish such reimbursement, the Adviser is entitled to receive an expense reimbursement fee from each such Fund in addition to the management fees, computed and paid monthly at the annual rate of 0.40% of the average daily net assets of each of the Class A shares and the Class B shares of the Fund for the Fund's then-current fiscal year, with a limitation that immediately after any such payment the aggregate expenses of each of the Class A shares and Class B shares of such Fund, including the management fee but excluding any Distribution Plan fees, will not exceed 0.95% of its average daily net assets. The Adviser has voluntarily reduced its expense reimbursement fee to 0.00% for each such Fund (other than the Mississippi Fund) for an indefinite period. With respect to the Mississippi Fund, the Adviser has voluntarily reduced its expense reimbursement fee to 0.10% and 0.17% per annum of the average daily net assets of the Class A shares and Class B shares, respectively. Such fee for the Class A shares will be increased to 0.20% per annum on April 1, 1996, to 0.30% per annum on July 1, 1996 and to 0.33% per annum on October 1, 1996, and such fee for the Class B shares will be increased to 0.27% per annum on April 1, 1996, to 0.37% per annum on July 1, 1996 and to 0.40% per annum on October 1, 1996."

                 The date of this  Supplement is January 1, 1996.